UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2020

INSURANCE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38839	82-5325852
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2929 Arch Street, Suite 1703 Philadelphia, PA	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	INSU	Nasdaq Capital Market
Warrants to purchase one share of Class A common stock	INSUW	Nasdaq Capital Market
Units, each consisting of one share of Class A common stock, $.0001 par value, and one-half of one Warrant	INSUU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

As previously announced, on June 29, 2020, Insurance Acquisition Corp. (the “Company”, “we”, “us” or “our”), IAC Merger Sub, Inc., our direct wholly owned subsidiary (“Merger Sub”), and Shift Technologies, Inc. (“Shift”), entered into an Agreement and Plan of Merger, as amended by the First Amendment to Agreement and Plan of Merger, dated August 19, 2020 (the “Merger Agreement”), pursuant to which we will acquire Shift by the merger of Merger Sub with and into Shift with Shift continuing as the surviving entity and a wholly owned subsidiary of the Company (the “Merger”).

On October 13, 2020, the Company held a special meeting of stockholders (the “Special Meeting”) via remote communication to vote on the following proposals: (1) a proposal to approve the Merger and adopt the Merger Agreement (the “Merger Proposal”); (2) a proposal to approve an amendment to the Company’s current amended and restated certificate of incorporation to increase the number of authorized shares of common stock (“Proposal 2”), (3) a proposal to approve the creation of an additional class of directors so that there will be three classes of directors with staggered terms of office, and make certain related changes (“Proposal 3”), (4) a proposal to approve an amendment to the Company’s current amended and restated certificate of incorporation to provide that certain transactions are not “corporate opportunities” and that each of Highland Capital Partners 9 Limited Partnership, Highland Capital Partners 9-B Limited Partnership, and Highland Entrepreneurs’ Fund 9 Limited Partnership and their respective affiliates are not subject to the doctrine of corporate opportunity (“Proposal 4”), (5) a proposal to approve an amendment to the Company’s current amended and restated certificate of incorporation to provide for additional changes, principally including changing the Company’s corporate name from “Insurance Acquisition Corp.” to “Shift Technologies, Inc.” and removing provisions applicable only to special purpose acquisition companies (“Proposal 5” and, together with Proposal 2, Proposal 3, and Proposal 4, the “Charter Proposals”), (6) a proposal to approve (i) for purposes of complying with Nasdaq Listing Rule 5635(a) and (b), the issuance of more than 20% of the Company’s issued and outstanding common stock and the resulting change of control in connection with the Merger, and (ii) for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to 19,800,000 shares of common stock in connection with the PIPE investment, upon the completion of the Merger (the “Nasdaq Proposal”), (7) a proposal to adopt the Shift Technologies, Inc. 2020 Omnibus Equity Compensation Plan, including the authorization of the initial share reserve thereunder (the “Incentive Plan Proposal”), (8) a proposal to elect three directors to serve on the board of directors of the Company as Class I directors until the earlier of the effective time of the Merger and the consummation of the business combination (the “Effective Time”) and the 2022 annual meeting of stockholders, and until their respective successors are duly elected and qualified or until their earlier resignation, removal or death (the “Existing Director Election Proposal”), (9) a proposal to elect two Class I directors, three Class II directors, and three Class III directors, effective as of and contingent upon the Effective Time, to serve on the board of directors of the Company until the 2021, 2022, and 2023 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified or until their earlier resignation, removal or death (the “Business Combination Director Election Proposal”), and (10) a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes received to pass the resolution to approve the Merger Proposal, the Charter Proposals, the Nasdaq Proposal, the Incentive Plan Proposal, the Existing Director Election Proposal and/or the Business Combination Director Election Proposal (the “Adjournment Proposal”).

The Adjournment Proposal was not presented at the Special Meeting because there were enough votes to approve the Merger Proposal, the Charter Proposals, the Nasdaq Proposal, the Incentive Plan Proposal, the Existing Director Election Proposal, and the Business Combination Director Election Proposal.

Set forth below are the final voting results for each of the matters submitted to a vote of the stockholders of the Company at the Special Meeting.

The Merger Proposal. A proposal to approve the Merger and adopt the Merger Agreement:

For	Against	Abstain	Broker Non-Votes
5,740,921	785,172	132	0

Proposal 2. A proposal to approve an amendment to the Company’s current amended and restated certificate of incorporation to increase the number of authorized shares of common stock:

For	Against	Abstain	Broker Non-Votes
15,733,575	789,989	2,661	0

Proposal 3. A proposal to approve the creation of an additional class of directors so that there will be three classes of directors with staggered terms of office, and make certain related changes:

For	Against	Abstain	Broker Non-Votes
14,144,681	2,379,186	2,358	0

Proposal 4. A proposal to approve an amendment to the Company’s current amended and restated certificate of incorporation to provide that certain transactions are not “corporate opportunities” and that each of Highland Capital Partners 9 Limited Partnership, Highland Capital Partners 9-B Limited Partnership, and Highland Entrepreneurs’ Fund 9 Limited Partnership and their respective affiliates are not subject to the doctrine of corporate opportunity:

For	Against	Abstain	Broker Non-Votes
15,721,950	789,903	14,372	0

Proposal 5. A proposal to approve an amendment to the Company’s current amended and restated certificate of incorporation to provide for additional changes, principally including changing the Company’s corporate name from “Insurance Acquisition Corp.” to “Shift Technologies, Inc.” and removing provisions applicable only to special purpose acquisition companies:

For	Against	Abstain	Broker Non-Votes
15,738,974	785,622	1,629	0

The Nasdaq Proposal. A proposal to approve (i) for purposes of complying with Nasdaq Listing Rule 5635(a) and (b), the issuance of more than 20% of the Company’s issued and outstanding common stock and the resulting change of control in connection with the Merger, and (ii) for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of up to 19,800,000 shares of common stock in connection with the PIPE investment, upon the completion of the Merger:

For	Against	Abstain	Broker Non-Votes
15,735,954	787,542	2,729	0

The Incentive Plan Proposal. A proposal to adopt the Shift Technologies, Inc. 2020 Omnibus Equity Compensation Plan, including the authorization of the initial share reserve thereunder:

For	Against	Abstain	Broker Non-Votes
12,534,190	3,985,909	6,126	0

The Existing Director Election Proposal. A proposal to elect the following directors to serve on the board of directors of the Company as Class I directors until the earlier of the Effective Time and the 2022 annual meeting of stockholders, and until their respective successors are duly elected and qualified or until their earlier resignation, removal or death:

Director	For	Withheld	Broker Non-Votes
Daniel G. Cohen	15,340,269	1,185,956	0
John C. Chrystal	15,703,147	823,078	0
Stephanie Gould Rabin	15,702,744	823,481	0

The Business Combination Director Election Proposal. A proposal to elect two Class I directors, three Class II directors, and three Class III directors, effective as of and contingent upon the Effective Time, to serve on the board of directors of the Company until the 2021, 2022, and 2023 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified or until their earlier resignation, removal or death:

Director	For	Withheld	Broker Non-Votes
Class I – 2021 Annual Meeting of Stockholders
Kellyn Smith Kenny	15,732,971	739,254	0
Victoria McInnis	15,731,651	794,574	0
Class II – 2022 Annual Meeting of Stockholders
Jason Krikorian	15,733,951	792,274	0
Emily Melton	15,730,971	795,254	0
Adam Nash	15,734,451	791,774	0
Class III – 2023 Annual Meeting of Stockholders
George Arison	15,734,271	791,954	0
Manish Patel	15,735,801	790,424	0
Tobias Russell	15,734,221	792,004	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSURANCE ACQUISITION CORP.

Dated: October 13, 2020	By:	/s/ John M. Butler
	Name:	John M. Butler
	Title:	Chief Executive Officer

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